ANNUAL REPORT

                          (HOMESTATE MUTUAL FUNDS LOGO)


                                  JUNE 30, 1998


                               THE HOMESTATE GROUP
                               -------------------
                     WELCOME TO THE HOMESTATE MUTUAL FUNDS
                    --------------------------------------

HomeState currently offers three mutual funds: the HomeState Pennsylvania Growth Fund, the HomeState Select Opportunities Fund and the HomeState Year 2000 ("Y2K") Fund. All three funds offer investors a unique investment strategy aimed at pursuing long-term growth: what we call "The HomeState Advantage."

                           IN-DEPTH, ON-SITE RESEARCH
                          ---------------------------

HomeState's own in-house team of research analysts believes in a common-sense, fundamental approach to choosing investments. Whenever we can, we visit a company before investing, talking to its management and employees, as well as its suppliers, customers and competitors.

                       PROFESSIONAL PORTFOLIO MANAGEMENT
                       ----------------------------------

HomeState's chief investment officer is Kenneth G. Mertz II, CFA. Ken has over eighteen years' experience in the money management industry, including seven years as chief investment officer of a $12 billion public pension fund. Ken has managed portfolios in both "up" and "down" markets and this experience guides him as he seeks to actively reduce risk.

                        UNIQUE INVESTMENT OPPORTUNITIES
                        --------------------------------

HomeState's mutual funds focus on areas we feel are largely ignored by other institutional money managers:

     - companies based in our home state of Pennsylvania; and
     - smaller-sized companies, with special attention to technology companies.

In-Depth, On-Site Research. Professional Portfolio Management. Unique Investment Opportunities. That's The HomeState Advantage.

  Funds that invest in a particular state or region may involve a greater degree of risk than funds with a more geographically diversified portfolio. Investing in smaller companies' stock can involve higher risk and increased volatility than larger stocks. This report contains information about the Funds' performance. Past performance is no guarantee of future results. An investment in the Funds will fluctuate in value so that your account, when redeemed, may be worth more or less than your original purchase price.


THE HOMESTATE GROUP
--------------------

REPORT FROM MANAGEMENT
                                                                   July 31, 1998

Dear Shareholder:

In the mid-1980's, I had the privilege of working with my father at the William Penn family of mutual funds. The financial markets were quite different then, but the relative circumstances of various investment alternatives during the period can help shed some light on the markets of today.

Interest rates were near historic highs in 1984: the 30-year U.S. government bond was yielding between 11% and 13%. At the same time, stocks were having a difficult year following dramatic gains the prior year: large company stocks (represented by the S&P 500) returned 6.3% in 1984, while small company stocks (as charted by Ibbotson Associates) lost 6.7%. Following these trends, investors poured money into short-term money market funds and certificates of deposit during the year. A net $47 billion was invested into money market mutual funds in 1984, compared to a net $25 billion in all other types of mutual funds combined (by comparison, in 1995 investors did the opposite, putting 32% less in money market funds than other fund types). Interest rates were topping out, for in two years the long bond's yield would fall from over 13% to under 8%. Yet investors were not locking-in these historically high yields, instead plowing money into short-term funds whose rates would drop significantly over the next two years. Likewise, investors were not enthusiastically investing in a stock market that was taking a breather in 1984: the very next year, in 1985, large companies would rise by 32% and small companies by 25% (all figures used in this discussion are courtesy of Ibbotson & Associates and reflect past performance which is not indicative of future results. These results do not reflect the results of any past or future investment in any HomeState mutual fund).

So what can we learn from the markets of 1984 and 1985? Something that my father was busy working into me during those same years: patience and a long-term view. Too many investors seized on the attractive short-term rates in 1984, failing to either lock-in these rates in longer-term products, or to invest in an equity market that was simply resting along the way in a historic bull market.

Again, the markets are at a different place today. Interest rates are near historic lows, and the stock market wears two different faces: large company stocks have soared in the past two years while our smaller company stocks have languished. But important conclusions can be drawn using the lessons of the 1980's:

1. PATIENCE IS REWARDED. Ibbotson (and most other market analysts) will tell you that, over the long term, small company stocks have outperformed all other investment alternatives (Ibbotson, in fact, goes back to 1926 through 1997). Today, small company stocks exhibit many valuation characteristics that we at HomeState see as much more attractive than large company stocks (see Ken Mertz's
commentary on pages 6 and 7 for a full discussion of this point).   And yet,
funds like HomeState that invest in these small company stocks have underperformed funds investing in large company stocks over the past year or two. History and relative valuation tell us that this cannot continue indefinitely. We are staying the course with our small company-oriented portfolios. Patience is rewarded.

2. TAKE A LONG-TERM VIEW. Those same studies of market performance also tell us that the stock market has returned somewhere around 10% per year over the long-term. During the past five years, the return has been noticeably higher. So, while we believe that small company stocks are poised to shine, we also believe that investors can, and should, expect some more bumps along the way. This is especially true because of the lofty prices being afforded some large company stocks. When big company stocks fall, small company stocks will, initially at least, fall in sympathy. But again, read Ken Mertz's commentary on the following pages and you will see that we are excited about the long-term prospects of our companies. And you can look on page 5 at the impressive longer-term results compiled by the HomeState PA Growth Fund since its inception in 1992. Take a long-term view.

The past two years have been quite busy for HomeState, with the introduction of two new funds as assets continue to grow (total assets managed by Emerald Advisers Inc., the Funds' adviser, grew to almost $400 million at June 30,
1998). We are digesting this growth by strengthening our organization on several fronts. Steven Russell Esq. joined Emerald this Spring to assist Ken Mertz in managing client portfolios and the hiring of Firstar Trust Company as transfer agent has expanded shareholder servicing capabilities. In August, the HomeState Select Opportunities Fund ("Select Fund") is engaging in a proxy vote of its shareholders. We hope to re-position the Select Fund to do a better job of providing "The HomeState Advantage" to its shareholders. We will furnish you with full details of these changes soon, in a new simplified prospectus that includes all three HomeState funds. As always, we welcome your comments and questions, and thank you for your continuing confidence.

Sincerely,

/s/ Scott L. Rehr

Scott L. Rehr
President

THE HOMESTATE PENNSYLVANIA GROWTH FUND
--------------------------------------

THE FUND AT A GLANCE

   HomeState Pennsylvania Growth Fund Performance Comparison vs. S&P 500*<F1> and Russell 2000**<F2> Growth of Hypothetical $10,000 Investment

        AVG. ANNUAL TOTAL RETURN+<F4>

                   1 YEAR      INCEPTION
HomeState PA       19.02%         20.63%
S&P 500            30.16%         21.82%
Russell 2000       16.80%        17.06%***<F3>


                              The HomeState
         date           Pennsylvania Growth Fund             S&P 500 Index             Russell 2000 Index
        10/1/92                  $10,000                       $10,000                       $10,000
       12/31/92                  $10,870                       $10,504                       $11,456
        6/30/93                  $10,970                       $11,016                       $12,096
       12/31/93                  $12,945                       $11,560                       $13,404
        6/30/94                  $12,490                       $11,169                       $12,455
       12/31/94                  $13,191                       $11,713                       $12,977
        6/30/95                  $16,109                       $14,080                       $14,702
       12/31/95                  $19,053                       $16,115                       $16,499
        6/30/96                  $22,542                       $17,741                       $18,231
       12/31/96                  $23,151                       $19,814                       $19,230
        6/30/97                  $24,697                       $23,898                       $21,186
       12/31/97                  $29,247                       $26,245                       $23,506
        6/30/98                  $30,881                       $31,106                       $24,745

*<F1>     The S&P 500 Index is an unmanaged index of 500 stocks weighted by market capitalization.

**<F2>    The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.

***<F3>   Return does not include continuous dividend reinvestments as information is not available.

+<F4>     Past performance is not indicative of future performance.  The Fund's total returns since Inception (October 1, 1992) and for one year reflect the effect of the maximum sales load charge of 4.75%. Without the sales charge, the total returns would have been 25.04% and 21.66%, respectively.


THE HOMESTATE PENNSYLVANIA GROWTH FUND
TOP TEN HOLDINGS AS OF JUNE 30, 1998

ISSUE                % OF FUND    ISSUE                             % OF FUND
-----               ----------    ------                           ----------
1. Technitrol, Inc.      2.60%    6. Piercing Pagoda, Inc.              2.29%
2. Keane, Inc.           2.54%    7. Systems & Computer
                                        Technology Corporation          2.05%
3. Mastech Corporation   2.53%    8. Prime Bancorp, Inc.                1.95%
4. Safeguard Scientifics,         9. C&D Technologies, Inc.             1.86%
    Inc.                 2.32%
5. IGEN                          10. Resource America, Inc. -- Class A  1.84%
    International, Inc.  2.29%

THE HOMESTATE PENNSYLVANIA GROWTH FUND
---------------------------------------

REPORT FROM MANAGEMENT

                                                                   July 31, 1998

Dear Shareholder:

We are pleased to report the performance results for the HomeState Pennsylvania Growth Fund. The total return without adjustment for sales charges for the twelve-month period ended June 30, 1998 was 25.04%. These results were achieved in a dismal market for the smaller companies in which the Fund specializes.

Performance since inception (October 1, 1992) remains above comparable market benchmarks as well as our mutual fund peer group averages.

Average Annual Returns for the Fund and comparable benchmarks for the periods ended June 30, 1998 are as follows:

                                                                                                          CUMULATIVE
                                                                                    SINCE INCEPTION     TOTAL RETURNS
FUND/INDEX                                       ONE YEAR 1<F5>   FIVE YEARS 1<F5>   10/1/92 1<F5>    SINCE INCEPTION 1<F5>
-----------                                      ----------       ------------     ----------------   -----------------
HomeState PA Growth (NAV)                          25.04%            23.00%              21.66%             208.81%
HomeState PA Growth (MOP)                          19.02%            21.80%              20.63%             194.10%
Russell 2000 Index                                 16.48%            16.05%              17.90%             157.76%
Morningstar: Small Company Fund Avg.               18.49%            17.78%              19.31%             175.95%

1<F5> Past performance is no guarantee of future results. The value and performance return of an investment in the Fund will fluctuate with market conditions, so that shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 2000 Index is an unmanaged stock market index without any associated expenses and its one year return assumes the reinvestment of all dividends, information is not available for continuous reinvestment of dividends for the five years and since inception returns. The Morningstar Small Company Funds Average includes the total return (without effects of sales charges) for the one-year, five-year and since inception periods ended June 30, 1998 for 555, 191 and 147 small company-oriented funds, respectively.

The latest market results continue to spotlight the differences in the valuations between large and small cap issues. For instance, while the S&P 500's total return was a positive (+) 3.30% in the second quarter, the Russell 2000 index returned a negative (-)4.66%. This has created a very favorable relative valuation for small cap stocks versus their larger blue chip brethren. As of June 30th, we are now 4.3 years into the underperformance cycle of the small cap universe. The average down cycle since 1926 has lasted 4.6 years, while the longest cycle has lasted 7.3 years. This underperformance has occurred even when the small cap earnings per share and revenue growth were rising relative to the large caps. In fact, earnings growth for the smaller companies has led that of the big stocks for 5 consecutive quarters. We expect earnings growth rates for the Russell 2000 companies to be at least double the S&P 500 earnings for both 1998 and 1999.

We believe the outperformance of the blue chip stocks over the past 6 to 12 month periods has been a result of the large cash flow into our market from individual investors, as well as from Far East investors leaving their poorly performing markets. Individual investors usually gravitate to funds which have been the stellar performers. With the huge influx of cash into index funds, this trend has generated its own momentum.

In addition, the weakness in the Far East has resulted in investors looking to our markets for appreciation on both stock prices and currency gains. Japanese and Far East investors are big cap players who may desire to leave the U.S. market any time the U.S. dollar might weaken, or when there are signs that the recession in the Far East is easing. Though the blue chips carried the market to new highs, it is clear that the market was nervous about whether inflation was under control, whether profit growth could continue, and whether the Fed would "take away the punch bowl" by raising rates. The market place regarded these issues as serious enough to be on guard, ready to exit this market at a moment's notice. We believe these issues have little credibility.

First, inflation is not visible, even with an extremely low unemployment rate. With the weakness in Asia affecting manufacturing, we believe pressures on wages and employment, except for information technology workers (Y2K problem), is easing. If inflation has not been visible so far, we see little chance for a change to occur at this point.

Secondly, the profit picture is good, except for multi-national companies affected by Asia. This is just another point favoring the small cap market place since small cap companies are generally less influenced by Far Eastern factors. With this in mind, we believe the Fed is on hold and will be forced by the bond market to lower rates in the second half of the year if the economy and inventories continue to weaken from earlier levels.

                    Relative Valuation For Russell 2000 Index (Relative to the Large Company Russell 1000 Index)

                                                                                 % DIFFERENCE FROM
VALUATION MEASURES               5/29/98 LEVEL       LONG TERM AVG.                LONG TERM AVG.
------------------               -------------       --------------              ------------------
Price to Earnings (P/E)
  On Trailing EPS                      1.00                1.22                        -18.16%
  On I/B/E/S Forecast                  0.89                1.05                        -15.50%
Price to Book                          0.65                0.88                        -25.98%
Price to Sales                         0.82                0.87                         -5.74%
Price to Growth (PEG)                  0.63                0.79                        -20.48%

                                       Source:  Frank Russell Co; Prudential Securities, Inc.

It is difficult to find a time when Small Company stocks were so undervalued compared to Large Company stocks. By almost all historical measures, Small Company stocks are extremely cheap relative to their Large Company counterparts. At some point, investors will seize upon the relative value in Small Company stocks. Money flow trends will reverse, sending Small Company stock prices higher.

We believe that given the historical out-performance of Small Company stocks and the current relative "cheapness" of these same stocks, the market will return to more historical norms. When that happens, Small Company stocks should move higher. We don't know when it will happen, if the market as a whole moves higher or lower in the meantime, or if it will happen slowly or all at once.
But we are continuing on the same investment course we set in 1992: investing in the stocks of small companies that our research team has identified as having superior prospects for long-term growth.

As of the end of June, the Pennsylvania Growth portfolio was widely diversified among seven economic sectors and numerous industry classifications. We believe our concentrated research inside Pennsylvania, as well as our non-PA holdings, will continue to provide excellent returns for you, our shareholder.

Sincerely,

/s/ Kenneth G. Mertz II

Kenneth G. Mertz II, CFA
Portfolio Manager

THE HOMESTATE SELECT OPPORTUNITIES FUND
----------------------------------------

THE FUND AT A GLANCE

HomeState Select Opportunities Fund Performance Comparison vs. Russell 2000*<F6>
                   Growth of Hypothetical $10,000 Investment

        AVG. ANNUAL TOTAL RETURN+<F7>

                   1 YEAR       INCEPTION
HomeState Sel      13.91%         23.40%
Russell 2000       16.80%         18.59%

                       The HomeState Select
   date                 Opportunities Fund          Russell 2000 Index
   2/18/97                   $10,000                      $10,000
   3/31/97                    $9,710                       $9,301
   6/30/97                   $11,700                      $10,804
   9/30/97                   $14,916                      $12,409
  12/31/97                   $13,393                      $11,988
   3/31/98                   $14,727                      $13,224
   6/30/98                   $13,965                      $12,620

<F6> The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.

+<F7>     Past performance is not indicative of future performance.  The Fund's total returns since Inception (February 18, 1997) and for one year reflect the effect of the maximum sales load charge of 4.75%. Without the sales charge, the total returns would have been 19.56% and 27.89%, respectively.

THE HOMESTATE SELECT OPPORTUNITIES FUND
TOP TEN HOLDINGS AS OF JUNE 30, 1998

ISSUE                         % OF FUND     ISSUE                   % OF FUND
-----                        ----------     ------                 ----------
1. Keane, Inc.                    5.46%       6. Technitrol, Inc.       3.78%
2. Safeguard Scientifics, Inc.    5.29%       7. Mastech Corporation    3.63%
3. IGEN International, Inc.       5.16%       8. VioPharma Incorporated 2.94%
4. Jones Apparel Group, Inc.      5.04%       9. Media Arts Group, Inc. 2.87%
5. Systems & Computer                         10.Piercing Pagoda, Inc.  2.81%
    Technology Corporation        4.71%

THE HOMESTATE SELECT OPPORTUNITIES FUND
----------------------------------------

REPORT FROM MANAGEMENT

                                                                   July 31, 1998

Dear Shareholder:

We are pleased to report the Select Opportunities Fund ("Select Fund") continues to outperform our benchmarks. The total return without adjustments for sales charges through June 30 1998 was 19.56%. This was substantially better than the Russell 2000 Index (a small company index) which was up 16.56% including reinvested dividends.

Performance results for the Fund for the periods ended June 30, 1998 are as follows:

                                                                               AVERAGE ANNUAL RETURNS              CUMULATIVE
                                                                                   SINCE INCEPTION               TOTAL RETURNS
                                                     ONE YEAR 1<F8>                 2/18/97 1<F8>              SINCE INCEPTION 1<F8>
                                                     -------------              --------------------         ---------------------
HomeState Select Opportunities (NAV)                     19.56%                         27.89%                       39.88%
HomeState Select Opportunities (MOP)                     13.91%                         23.40%                       33.22%
Russell 2000 Index                                       16.48%                         25.88%                       36.35%
Morningstar: Small Company Fund Avg.                     18.49%                          N.A.                          N.A.

1<F8> Past performance is no guarantee of future results. The value and performance return of an investment in the Fund will fluctuate with market conditions, so that shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 2000 Index is an unmanaged stock market index without any associated expenses and its returns assume the reinvestment of all dividends. The Morningstar Small Company Funds Average includes the total return (without effects of sales charges) for the one year period ended June 30, 1998 for 555 small company-oriented funds. Since Inception returns are not shown for the Morningstar Average because Morningstar only reports month-end statistics.

This portfolio is more concentrated than the Pennsylvania Growth Fund portfolio but is still well diversified. Our heaviest concentration is in the Technology sector, especially information technology and Year 2000 consultants and solutions providers. Our retail exposure helped our returns during the last six months.

Our intensive approach is to find growth opportunities in companies which have little research coverage by Wall Street-type firms. This lack of research coverage we believe creates investment opportunities. Our ability to spot new industries, market leaders, new solution providers, and undervalued growth leaders has enabled us to pick these "select opportunities" and hopefully reward our investors with above market rate of returns. The Fund depends on uncovering growth opportunities which, because of their lack of research coverage, are inefficiently priced for their growth opportunities. In October of 1997, HomeState introduced the Year 2000 ("Y2K") Fund, investing primarily in technology companies. A cursory examination of all three HomeState Funds' top 10 holdings shows a greater degree of repetition than we would like. In fact, during several months the Select Fund's top holdings duplicate the stocks found in the other two HomeState Funds. This runs against our goal of providing shareholders with unique mutual fund portfolios which provide diversification in an overall investment portfolio. Therefore, we have determined a Select Banking and Financial Fund would provide greater diversification for our shareholders as well as an attractive sector of the universe. The financial services sector has always been a key focus of the HomeState Pennsylvania Growth Fund and our research team. We believe this area represents attractive opportunities today, as the demographics trend points to a greater savings rate going forward.

Our focus will be on earnings growth companies with exceptional valuations. On the top of our list is the REIT industry. The average REIT is down 6% for the year and is 16% off of its 52-week high. We believe REITs represent a compelling investment opportunity that is currently out of favor with the "Street". Growth in FFO (REIT's equivalent to EPS) has been quite impressive due to accreditive acquisitions and general rent increases in retail, suburban office and industrial sectors. With the recent sell-off in banks and savings institutions, quality companies are available at attractive valuation levels.

In summary, our continuing dedication to an under-researched universe enables us to provide you with our "Select" list of companies as one of your portfolio choices.

Sincerely,

/s/ Kenneth G. Mertz II

Kenneth G. Mertz II
Portfolio Manager

THE HOMESTATE YEAR 2000 FUND
------------------------------

THE FUND AT A GLANCE

     HomeState Year 2000 Fund Performance Comparison vs. Russell 2000*<F9>
                   Growth of Hypothetical $10,000 Investment

     AGGREGATE TOTAL RETURN+<F10

                     SINCE INCEPTION
                        10/31/97
HomeState Y2K            17.38%
Russell 2000              6.43%

         date         The HomeState Year 2000 Fund       Russell 2000 Index
        10/31/97                $10,000                       $10,000
        12/31/97                $10,650                       $10,111
         3/31/98                $12,150                       $11,153
         6/30/98                $12,100                       $10,643

*<F9>     The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.

+<F10>    Past performance is not indicative of future performance.  The Fund's total returns from Inception (October 31, 1997) through June 30, 1998 reflect the effect of the maximum sales load charge of 2.90%. Without the sales charge, the total return would have been 20.90%.


THE HOMESTATE YEAR 2000 FUND TOP
TEN HOLDINGS AS OF JUNE 30, 1998

ISSUE                            % OF FUND  ISSUE                   % OF FUND
------                           ---------  ------                 ----------
1. Keane, Inc.                       5.82%    6.  Unisys Corporation    3.86%
2. Systems & Computer                         7.  Compuware Corporation 3.26%
    Technology Corporation           4.67%    8.  AccuStaff
3. Mercury Interactive Corporation   4.55%         Incorporated         3.13%
4. Mastech Corporation               4.49%    9.  Sapient Corporation   3.12%
5. Cambridge                                  10. CIBER, Inc.           3.12%
    Technology Partners, Inc.        4.48%

THE HOMESTATE YEAR 2000 FUND
----------------------------

REPORT FROM MANAGEMENT

                                                                   July 31, 1998

Dear Shareholder:

We are pleased to report the HomeState Year 2000 ("Y2K") Fund performance versus its peer group and benchmark for the first six months of 1998 and since inception on October 31, 1997. The total return without adjustment for sales charges for the Fund was 20.90% since inception.

                                    AGGREGATE RETURNS
                         -------------------------------------
                          PRIOR 6 MONTHS      SINCE INCEPTION
                         THRU 6/30/98 1<F11>   10/31/97 1<F11>
                         ---------------      ---------------
The Y2K Fund (NAV)            13.52%                20.90%
The Y2K Fund (MOP)            10.21%                17.38%
Russell 2000 Index             4.90%                 6.04%
Morningstar Technology
  Fund Avg.                   19.53%                12.91%

1<F11> Past performance is no guarantee of future results. The value and performance return of an investment in the Fund will fluctuate with market conditions, so that shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 2000 Index is an unmanaged stock market index without any associated expenses and its returns assume the reinvestment of all dividends. The Morningstar Technology Funds Average includes the total return (without the effect of sales charges) for the six-month and Y2K Fund since inception periods ended June 30, 1998 for 57 and 60 technology mutual funds, respectively.

The "Year 2000" is serious, scary and indeed extremely large (Gartner Group estimated between $300 and $600 billion will be spent correcting the problem). We believe the market for the third party vendors of code conversion products and services could exceed $100 billion.

"It's one of the most expensive, labor-intensive, time-consuming problems mankind has ever faced," said Ann K. Coffou, a Y2K analyst at the Giga Information Group, a consulting firm in Cambridge, Mass.

Among the companies already reporting to the SEC, some staggering repair bills are anticipated. For example, General Motors Corp., the nation's largest company expects to spend $565 million. The expenses are forecasted to reach $500 million at Philip Morris Co., $600 million at Citicorp, and $400 million at MCI Communications Corp. At the same time, those firms and others say they are on track to have the problem licked before December 1999.

Y2K problems stem from the decision to represent the year using two digits instead of four. In many cases, these problem-creating hardware and software design decisions were made over 10 years ago when it was more important to curb costs than to consider the consequences of errors that wouldn't occur until the turn of the century. Because of the 2-digit representation, computers cannot differentiate between the years 1900 ('00") and 2000 ("00"), between 1901 and 2001, etc. This leads to potential errors in the data calculations, i.e., the period between the years 2006 and 1996 in a four digit system is 10 years (2006-1996, whereas in a two digit system it is -90 (6-96).

The U.S. government lags woefully behind. In April of this year, IRS Commissioner Charles Rossotti stated, "If we don't fix the century date problem, we will have a situation scarier than the average disaster movie you might see on a Sunday night. Twenty-one months from now, there could be 90 million taxpayers who won't get their refunds, and 95% of the revenue stream of the U.S. could be jeopardized."

Dr. Edward Yardeni, the Chief Economist at Deutsche Morgan Grenfell, has been warning about the dire consequences of not being Year 2000 prepared. In testimony before the Senate he stated, "The Year 2000 problem is a very serious threat to the global economy. If the supply of information is disrupted, many economic activities will be impaired, if not entirely halted."

While we can provide additional insight and background on the Year 2000 problem, the key is how to turn this information into investment gains. Year 2000 is driving revenues to new business heights in our companies, thereby driving total revenue growth and earnings per share growth. For example, Y2K revenues growth in the 1st quarter were 223% at Complete Business Solutions, 180% at Information Management Resources, 259% at Keane, 385% at Mastech, and 100% at Metamore Worldwide. Some of the better EPS growth was reported in the 1st quarter at the following companies:

                                     EPS GROWTH
                                    -----------
                    Compuware            60%
                    Keane                87%
                    Mastech             180%
                    Metamore            133%

These growth rates are driving stock prices, and therefore rewarding shareholders for their Y2K exposure.

Since inception, HomeState's team of analysts has concentrated significant efforts to find the winning combination of solutions and opportunistic strategies in the Y2K arena. HomeState uses a number of criteria when determining solid Y2K investment opportunities. In addition to a solid management team, a strong product or services offering, sufficient financing, and large market opportunity, we look for the following strengths:

o Companies that can leverage an existing business providing a similar product or service.

o Companies that can obtain a meaningful increase in earnings as a result of a Y2K product or service offering.

o Companies with a product or service that is already available to customers, or is in a late development stage.

o Companies with a solid business model after the year 2000.

o Management with experience in related business.

o Companies that can manage to finance a steep revenue ramp.

o Attractive valuation given the company's growth prospects and market opportunity.

Our largest exposure and our best results to date have been concentrated in systems integrators and full service providers such as Keane and Mastech who are receiving a solid stream of Year 2000 contracts. Outsourcing information technology projects will not only be a continuing trend, but we expect will be an extremely strong trend as we enter the new millennium. It is for this reason that post year 2000 strategy is so important to our investment thesis. We are excited by the prospects of our top ten list, as well as our entire portfolio, as these companies seek to leverage their Year 2000 revenues in to new contracts in the immediate future.

Sincerely,

/s/ Kenneth G. Mertz II

Kenneth G. Mertz II
Portfolio Manager

THE HOMESTATE PENNSYLVANIA GROWTH FUND
---------------------------------------

SCHEDULE OF INVESTMENTS                                          JUNE 30, 1998

                                                                       MARKET
                                                         SHARES        VALUE
                                                         ------       -------
COMMON STOCKS -- 96.2%
COMMUNICATIONS & BROADCASTING -- 1.0%
      Comcast Corporation -- Class A                    33,650   $  1,365,980
                                                                 ------------
FINANCE & INSURANCE -- 18.9%
      INSURANCE CARRIERS -- 4.3%
      Donegal Group Inc.                               110,711      2,075,825
      Penn Treaty American Corporation*<F12>            58,250      1,834,875
      Penn-America Group, Inc.                         108,250      1,461,375
      Reliance Group Holdings, Inc.^<F13>               30,000        525,000
                                                                 ------------
                                                                    5,897,075
                                                                 ------------
      SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 8.4%
      Parkvale Financial Corporation                    27,683        892,777
      Patriot Bank Corp.                                78,858      1,301,157
      Prime Bancorp, Inc.                              106,910      2,646,023
      Progress Financial Corporation                    63,000      1,204,875
      Resource America, Inc. -- Class A                 84,000      2,488,500
      Sovereign Bancorp, Inc.                          107,012      1,748,977
      TF Financial Corporation                           9,800        251,125
      York Financial Corp.                              39,518        824,938
                                                                 ------------
                                                                   11,358,372
                                                                 ------------
      STATE & NATIONAL BANKS -- 6.2%
      BT Financial Corporation                          23,710        628,315
      Commerce Bancorp, Inc.^<F13>                      13,045        763,132
      First Capitol Bank*<F12>                           7,300        339,450
      First Colonial Group, Inc.                        30,245      1,066,145
      JeffBanks, Inc.                                   16,100        790,913
      Main Street Bancorp, Inc.                         62,507      1,328,274
      Republic First Bancorp, Inc.*<F12>                40,560        425,880
      Sun Bancorp, Inc.                                 25,243        782,533
      Susquehanna Bancshares, Inc.                      59,400      2,220,075
                                                                 ------------
                                                                    8,344,717
                                                                 ------------
      TOTAL FINANCE & INSURANCE                                    25,600,164
                                                                 ------------
MANUFACTURING -- 36.6%
      CHEMICALS & ALLIED PRODUCTS -- 2.8%
      MacDermid, Inc.^<F13>                             48,600      1,372,950
      OM Group, Inc.^<F13>                              59,500      2,454,375
                                                                 ------------
                                                                    3,827,325
                                                                 ------------
      COMPUTER & OFFICE EQUIPMENT -- 2.5%
      FORE Systems, Inc.*<F12>                          10,000        265,000
      Safeguard Scientifics, Inc.*<F12>                 75,300      3,139,069
                                                                 ------------
                                                                    3,404,069
                                                                 ------------
      FOOD & BEVERAGES -- 1.0%
      Hershey Foods Corporation                         20,000      1,380,000
                                                                 ------------
      IRON & STEEL -- 1.0%
      Carpenter Technology Corporation                  28,100      1,412,025
                                                                 ------------
      MISCELLANEOUS ELECTRICAL MACHINERY, EQUIPMENT & SUPPLIES -- 11.6%
      Allen Organ Company -- Class B                     9,864        397,026
      AMETEK, Inc.                                      17,500        512,969
      C&D Technologies, Inc.                            43,500      2,523,000
      C-COR Electronics, Inc.*<F12>                     24,800        471,200
      Cable Design Technologies*<F12>                  108,300      2,233,688
      Harsco Corporation                                38,600      1,768,362
      Herley Industries, Inc*<F12>                      70,500        872,438
      TB Wood's Corporation                             17,000        357,000
      Technitrol, Inc.                                  88,100      3,518,494
      Teleflex, Incorporated                            37,400      1,421,200
      Triumph Group, Inc.^*<F13><F12>                   37,000      1,554,000
      TurboChef, Inc.^*<F13><F12>                       10,000         90,000
                                                                 ------------
                                                                   15,719,377
                                                                 ------------
      MISCELLANEOUS INDUSTRIAL MACHINERY & EQUIPMENT -- 4.2%
      JLG Industries, Inc.                              36,300        735,075
      Met-Pro Corporation                              107,150      1,600,553
      SI Handling Systems, Inc.                        178,925      2,348,391
      SPS Technologies, Inc.* <F12>                     17,100      1,000,350
                                                                 ------------
                                                                    5,684,369
                                                                 ------------
      PETROLEUM REFINING -- 0.7%
      Tesoro Petroleum Corporation^*<F13<F12>           55,500        881,062
                                                                 ------------
      PHARMACEUTICAL PREPARATIONS -- 4.9%
      ArQule, Inc.^*<F13><F12>                          40,000        517,500
      Aviron^*<F13><F12>                                60,000      1,871,250
      Ligand Pharmaceuticals
        Incorporated -- Class B^*<F13><F12>             41,000        527,875
      Magainin Pharmaceuticals, Inc.*<F12>              96,600        513,188
      Neose Technologies, Inc.*<F12>                    40,000        640,000
      SONUS Pharmaceuticals, Inc.^*<F13><F12>           27,500        338,594
      Texas Biotechnology Corporation^*<F13><F12>       81,000        369,562
      ViroPharma Incorporated*<F12>                     78,000      1,813,500
                                                                 ------------
                                                                    6,591,469
                                                                 ------------
      PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 4.7%
      Arrow International, Inc.                          9,500        260,656
      Bionx  Implants, Inc.*<F12>                       31,250        474,609
      ChromaVision Medical Systems, Inc.^*<F13><F12>    72,660        558,574
      Environmental Tectonics Corporation*<F12>         36,900        410,513
      IGEN International, Inc.^*<F13><F12>              76,000      3,106,500
      Kensey Nash Corporation*<F12>                      7,500         71,250
      Medical Technology & Innovations, Inc.*<F12>    1,460,789       409,021
      Respironics, Inc.*<F12>                           65,000      1,011,562
                                                                 ------------
                                                                    6,302,685
                                                                 ------------
      TELECOMMUNICATIONS EQUIPMENT -- 0.8%
      The Associated Group, Inc. -- Class A*<F12>       11,600        475,600
      InterDigital Communications Corporation*<F12>      5,000         26,875
      Tollgrade Communications, Inc.*<F12>              22,350        575,512
                                                                 ------------
                                                                    1,077,987
                                                                 ------------
      TEXTILES & APPAREL -- 2.4%
      Jones Apparel Group, Inc.*                        89,200      3,261,375
                                                                 ------------
      TOTAL MANUFACTURING                                          49,541,743
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS  -- 5.5%
      Brandywine Realty Trust                           88,000      1,969,000
      Crown American Realty Trust                      100,500        973,594
      First Industrial Realty Trust, Inc.^<F13>         32,000      1,018,000
      Liberty Property Trust                            67,600      1,728,025
      Resource Asset Investment Trust                  110,000      1,753,125
                                                                 ------------
      TOTAL REAL ESTATE INVESTMENT TRUSTS                           7,441,744
                                                                 ------------
SERVICES -- 16.8%
      BUSINESS SERVICES -- 1.0%
      Diamond Technology Partners
        Incorporated^*<F13><F12>                        25,130        760,183
      Marlton Technologies, Inc.*<F12>                   4,300         27,950
      SOS Staffing Services, Inc.^*<F13><F12>           36,600        642,787
                                                                 ------------
                                                                    1,430,920
                                                                 ------------
      COMPUTER SERVICES -- 14.3%
      Ansoft Corporation*<F12>                          97,000      1,127,625
      Best Software, Inc.^*<F13><F12>                   45,250        955,906
      DAOU Systems, Inc.^*<F13><F12>                    58,000      1,326,750
      DocuCorp International, Inc.^*<F13><F12>          13,160         86,362
      Integrated Systems Consulting Group, Inc.*<F12>   21,700        298,375
      International Network Services^*<F13><F12>        27,000      1,107,000
      Keane, Inc.^*<F13><F12>                           61,500      3,444,000
      Mastech Corporation*<F12>                        122,000      3,431,250
      Sanchez Computer Associates, Inc.*<F12>           48,500        988,188
      SunGard Data Systems Inc.*<F12>                   62,400      2,394,600
      Systems & Computer Technology
        Corporation*<F12>                              103,000      2,781,000
      Tangram Enterprise Solutions, Inc.^*<F13><F12>   108,950        735,413
      UBICS, Inc.*<F12>                                 43,000        591,250
      Zitel Corporation^*<F13><F12>                     20,000         85,000
                                                                 ------------
                                                                   19,352,719
                                                                 ------------
      MEDICAL & HEALTH SERVICES -- 0.8%
      CoreCare Systems, Inc.*<F12>                     127,000        138,906
      Laser Vision Centers, Inc.^*<F13><F12>            30,000        363,750
      Medical Manager Corporation^*<F13><F12>           20,000        552,500
                                                                 ------------
                                                                    1,055,156
                                                                 ------------
      OIL & GAS SERVICES -- 0.5%
      UTI Energy Corp.^*<F13<F12>                       55,000        708,125
                                                                 ------------
      PERSONAL SERVICES -- 0.1%
      Nobel Education Dynamics, Inc.*<F12>              11,000         99,000
                                                                 ------------
      TELECOMMUNICATION SERVICES -- 0.1%
      Metrocall, Inc.^*<F13><F12>                       13,500         81,844
                                                                 ------------
      TOTAL SERVICES                                               22,727,764
                                                                 ------------
TRANSPORTATION -- 0.4%
      Arnold Industries, Inc.                           32,450        478,637
                                                                 ------------
UTILITIES -- 1.2%
      NRG Generating (U.S.) Inc.^*<F13><F12>            15,000        213,750
      Philadelphia Suburban Corporation                 67,166      1,469,256
                                                                 ------------
                                                                    1,683,006
                                                                 ------------
WHOLESALE & RETAIL TRADE -- 15.8%
      MISCELLANEOUS RETAIL STORES -- 5.6%
      A.C. Moore Arts & Crafts, Inc.^*<F13><F12>        55,550        902,687
      Borders Group, Inc.^*<F13><F12>                   62,000      2,294,000
      Brookstone, Inc.^*<F13><F12>                      92,600      1,389,000
      National Record Mart, Inc.*<F12>                  10,000         98,125
      Rite Aid Corporation                              52,000      1,953,250
      U.S. Vision, Inc.^*<F13><F12>                     82,500      1,020,937
                                                                 ------------
                                                                    7,657,999
                                                                 ------------
      RETAIL APPAREL & ACCESSORY STORES -- 6.3%
      The Bon-Ton Stores, Inc.*<F12>                    88,700      1,424,744
      Chico's Fas, Inc.^*<F13><F12>                     12,500        193,750
      The Finish Line, Inc. -- Class A^*<F13><F12>      75,000      2,109,375
      Gadzooks, Inc.^*<F13><F12>                        50,000      1,378,125
      Hot Topic, Inc.^*<F13><F12>                       11,500        273,125
      Piercing Pagoda, Inc.*<F12>                       85,600      3,103,000
                                                                 ------------
                                                                    8,482,119
                                                                 ------------
      RETAIL EATING & DRINKING PLACES -- 1.2%
      Apple South, Inc.^<F13>                           64,700        845,144
      Schlotzsky's, Inc.^*<F13><F12>                    45,250        724,000
                                                                 ------------
                                                                    1,569,144
                                                                 ------------
      WHOLESALE MISCELLANEOUS -- 1.6%
      Media Arts Group, Inc.^*<F13><F12>               100,000      1,925,000
      PacificHealth Laboratories, Inc.^*<F13><F12>      80,000        310,000
                                                                 ------------
                                                                    2,235,000
                                                                 ------------
      WHOLESALE-PETROLEUM & PRODUCTS -- 0.4%
      Harken Energy Corporation*<F12>                  100,000        481,250
                                                                 ------------
      WHOLESALE ELECTRONIC EQUIPMENT & COMPUTERS -- 0.7%
      CHS Electronics, Inc.^*<F13><F12>                 56,000      1,001,000
                                                                 ------------
      TOTAL WHOLESALE & RETAIL TRADE                               21,426,512
                                                                 ------------
      TOTAL COMMON STOCKS (COST $92,161,891)                      130,265,550
                                                                 ------------
MONEY MARKET MUTUAL FUNDS -- 4.1%
      Firstar Institutional Money Market Fund        2,538,272      2,538,272
      Firstar U.S. Government Money Market Fund      3,000,000      3,000,000
                                                                 ------------
      TOTAL MONEY MARKET MUTUAL FUNDS (COST $5,538,272)             5,538,272
                                                                 ------------
TOTAL INVESTMENTS (COST $97,700,163) -- 100.3%                    135,803,822
OTHER ASSETS AND LIABILITIES, NET -- (0.3%)                          (366,919)
                                                                 ------------
NET ASSETS -- 100.0%                                             $135,436,903
                                                                 ------------
                                                                 ------------

*<F12>    Non-income producing security.

^<F13>    Non-Pennsylvania Company as defined in the Fund's current prospectus
(the aggregate value of such securities amounted to $41,377,887 as of June 30, 1998).

See accompanying Notes to Financial Statements

THE HOMESTATE SELECT OPPORTUNITIES FUND
---------------------------------------
SCHEDULE OF INVESTMENTS                                          JUNE 30, 1998

                                                                       MARKET
                                                         SHARES        VALUE
                                                         ------        ------
COMMON STOCKS -- 95.6%
FINANCE & INSURANCE -- 12.0%
      INSURANCE CARRIERS -- 2.7%
      Donegal Group Inc.                                 4,400    $    82,500
      Penn-America Group, Inc.                          19,250        259,875
      Provident American Corporation*<F14>              22,500        129,375
                                                                 ------------
                                                                      471,750
                                                                 ------------
      SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 5.4%
      Prime Bancorp, Inc.                               16,000        396,000
      Progress Financial Corporation                    16,000        306,000
      Sovereign Bancorp, Inc.                           15,000        245,156
                                                                 ------------
                                                                      947,156
                                                                 ------------
      STATE & NATIONAL BANKS -- 3.9%
      JeffBanks, Inc.                                    5,000        245,625
      Main Street Bancorp, Inc.                         19,935        423,619
                                                                 ------------
                                                                      669,244
                                                                 ------------
      TOTAL FINANCE & INSURANCE                                     2,088,150
                                                                  ------------
MANUFACTURING -- 32.6%
      COMPUTER & OFFICE EQUIPMENT -- 0.8%
      Tangram Enterprise Solutions, Inc.*<F14>          19,200        129,600
                                                                  ------------
      MISCELLANEOUS ELECTRICAL MACHINERY, EQUIPMENT & SUPPLIES -- 7.3%
      Cable Design Technologies*<F14>                   12,750        262,969
      Herley Industries, Inc.*<F14>                     28,333        350,621
      Technitrol, Inc.                                  16,500        658,969
                                                                 ------------
                                                                    1,272,559
                                                                 ------------
      MISCELLANEOUS INDUSTRIAL MACHINERY &, EQUIPMENT -- 2.3%
      SI Handling Systems, Inc.                         30,450        399,656
                                                                 ------------
      PHARMACEUTICAL PREPARATIONS -- 4.2%
      ArQule, Inc.*<F14>                                 5,000         64,687
      Aviron*<F14>                                       4,000        124,750
      Boston Life Sciences, Inc.*<F14>                  10,000         31,250
      ViroPharma Incorporated*<F14>                     22,000        511,500
                                                                 ------------
                                                                      732,187
                                                                 ------------
      PRECISION INSTRUMENTS & MEDICAL & SUPPLIES -- 10.8%
      Bionx Implants, Inc.*<F14>                        23,000        349,313
      ChromaVision Medical Systems, Inc.*<F14>          43,000        330,563
      Environmental Tectonics Corporation*<F14>         27,500        305,937
      IGEN International, Inc.*1<F14><F15>              22,000        899,250
                                                                 ------------
                                                                    1,885,063
                                                                 ------------
      TELECOMMUNICATIONS EQUIPMENT -- 2.2%
      Orbital Sciences Corporation*<F14>                10,000        373,750
                                                                 ------------
      TEXTILES & APPAREL -- 5.0%
      Jones Apparel Group, Inc.*<F14>                   24,000        877,500
                                                                 ------------
      TOTAL MANUFACTURING                                           5,670,315
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS -- 5.4%
      Crown American Realty Trust                        8,000         77,500
      Home Properties of New York, Inc.                  8,000        213,500
      Resource Asset Investment Trust                   20,000        318,750
      Wilshire Real Estate Investment Trust Inc.        20,000        338,750
                                                                 ------------
                                                                      948,500
                                                                 ------------
SERVICES -- 28.5%
      BUSINESS SERVICES -- 1.5%
      Diversified Corporate Resources, Inc.*<F14>       13,000        147,875
      Marlton Technologies, Inc.*<F14>                  17,400        113,100
                                                                 ------------
                                                                      260,975
                                                                 ------------
      COMPUTER SERVICES -- 25.6%
      Best Software, Inc.*<F14>                         10,000        211,250
      CPS Systems, Inc.*<F14>                           30,000        181,875
      DAOU Systems, Inc.*<F14>                          19,000        434,625
      Integrated Systems Consulting Group, Inc.*<F14>   22,700        312,125
      Keane, Inc.*<F14>                                 17,000        952,000
      Mastech Corporation*<F14>                         22,500        632,812
      Safeguard Scientifics, Inc.*<F14>                 22,100        921,294
      Systems & Computer Technology Corporation*<F14>   30,400        820,800
                                                                 ------------
                                                                    4,466,781
                                                                 ------------
      PERSONAL SERVICES -- 0.2%
      Nobel Education Dynamics, Inc.*<F14>               4,000         36,000
                                                                 ------------
      TELECOMMUNICATION SERVICES -- 1.2%
      InterDigital Communications Corporation*<F14>     10,000         53,750
      Metrocall, Inc.*<F14>                             25,000        151,563
                                                                 ------------
                                                                      205,313
                                                                 ------------
      TOTAL SERVICES                                                4,969,069
                                                                 ------------
WHOLESALE & RETAIL TRADE -- 17.1%
      MISCELLANEOUS RETAIL STORES -- 6.1%
      Borders Group, Inc.*<F14>                         12,000        444,000
      Brookstone, Inc.*<F14>                            31,300        469,500
      National Record Mart, Inc.*<F14>                  15,000        147,187
                                                                 ------------
                                                                    1,060,687
                                                                 ------------
      RETAIL APPAREL & ACCESSORY STORES -- 4.7%
      The Bon-Ton Stores, Inc.*<F14>                    16,000        257,000
      Chico's Fas, Inc.*<F14>                            5,000         77,500
      Piercing Pagoda, Inc.*1<F14><F15>                 13,500        489,375
                                                                 ------------
                                                                      823,875
                                                                 ------------
      RETAIL EATING & DRINKING PLACES -- 2.3%
      Apple South, Inc.                                 31,000        404,937
                                                                 ------------
      WHOLESALE MISCELLANEOUS -- 2.9%
      Media Arts Group, Inc.*<F14>                      26,000        500,500
                                                                 ------------
      WHOLESALE PETROLEUM & PRODUCTS -- 1.1%
      Harken Energy Corporation*<F14>                   40,000        192,500
                                                                 ------------
      TOTAL WHOLESALE & RETAIL TRADE                                2,982,499
                                                                 ------------
      TOTAL COMMON STOCKS (COST $13,886,545)                       16,658,533
                                                                 ------------
                                                       CONTRACTS
                                                      (100 shares
                                                     per contract)
                                                     -------------
PUT OPTIONS PURCHASED -- 0.4%
      Zoltek Companies, Inc., Expiration July 1998,
      Exercise Price $30.00 (Cost $19,373)                  70         70,000
                                                                 ------------
                                                         SHARES
                                                         ------
MONEY MARKET MUTUAL FUNDS -- 0.3%
      Firstar Institutional Money Market Fund
        (Cost $46,474)                                  46,474         46,474
                                                                 ------------
      TOTAL INVESTMENTS (COST $13,952,392) -- 96.3%                16,775,007
                                                                 ------------
SECURITIES SOLD SHORT -- (2.4%)
      8X8, Inc.*<F14>                                   10,000        (48,750)
      Shared Medical Systems Corporation                 5,000       (367,187)
                                                                 ------------
      TOTAL SECURITIES SOLD SHORT (PROCEEDS $386,612)                (415,937)
                                                                 ------------
RECEIVABLES FROM BROKERS FOR SECURITIES SOLD SHORT -- 2.6%            452,604
                                                                 ------------
OTHER ASSETS AND LIABILITIES, NET -- 3.5%                             614,245
                                                                 ------------
NET ASSETS -- 100.0%                                            $  17,425,919
                                                                 ------------
                                                                 ------------
*<F14>    Non-income producing security.

1<F15>    All or a portion of the securities have been committed as collateral for open short positions.

See accompanying Notes to Financial Statements

THE HOMESTATE YEAR 2000 FUND
----------------------------

SCHEDULE OF INVESTMENTS                                          JUNE 30, 1998

                                                                       MARKET
                                                         SHARES        VALUE
                                                         -----        -------
COMMON STOCKS -- 94.8%
FINANCE & INSURANCE -- 3.5%
      INSURANCE CARRIERS -- 2.1%
      Reliance Group Holdings, Inc.                     13,300   $    232,750
                                                                 ------------
      SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 1.4%
      Prime Bancorp, Inc.                                6,000        148,500
                                                                 ------------
      TOTAL FINANCE & INSURANCE                                       381,250
                                                                 ------------
MANUFACTURING -- 12.9%
      COMPUTER & OFFICE EQUIPMENT -- 7.3%
      Network Associates, Inc.*<F16>                     3,000        143,625
      PeopleSoft, Inc.*<F16>                             2,000         94,000
      Tangram Enterprise Solutions, Inc.*<F16>          21,000        141,750
      Unisys Corporation*<F16>                          15,000        423,750
                                                                 ------------
                                                                      803,125
                                                                 ------------
      MISCELLANEOUS ELECTRICAL MACHINERY, EQUIPMENT & SUPPLIES -- 3.4%
      Herley Industries, Inc.*<F16>                     15,000        185,625
      Technitrol, Inc.                                   3,500        139,781
      The Titan Corporation*<F16>                        8,000         48,000
                                                                 ------------
                                                                      373,406
                                                                 ------------
      PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 1.5%
      IGEN International, Inc.*<F16>                     4,000        163,500
                                                                 ------------
      TEXTILES & APPAREL -- 0.7%
      Jones Apparel Group, Inc.*<F16>                    2,000         73,125
                                                                 ------------
      TOTAL MANUFACTURING                                           1,413,156
                                                                 ------------
RETAIL TRADE -- 1.2%
      Rite Aid Corporation                               3,500        131,469
                                                                 ------------
SERVICES -- 77.2%
      BUSINESS SERVICES -- 15.8%
      AccuStaff Incorporated*<F16>                      11,000        343,750
      Data Processing Resources Corporation*<F16>       10,000        310,625
      Diamond Technology Partners Incorporated*<F16>     4,000        121,000
      Gartner Group, Inc. -- Class A*<F16>               6,500        227,500
      General Employment Enterprises, Inc.*<F16>         7,000         65,625
      Metamor Worldwide, Inc.*<F16>                      9,200        323,725
      Renaissance Worldwide, Inc.*<F16>                  2,500         54,375
      Robert Half International Inc.*<F16>               4,700        262,612
      SOS Staffing Services, Inc.*<F16>                  1,200         21,075
                                                                 ------------
                                                                    1,730,287
                                                                 ------------
      COMPUTER SERVICES -- 57.8%
      CPS Systems, Inc.*<F16>                           30,000        181,875
      Cambridge Technology Partners, Inc.*<F16>          9,000        491,625
      CIBER, Inc.*<F16>                                  9,000        342,000
      Cognicase Inc.*<F16>                               3,000         44,625
      Complete Business Solutions, Inc.*<F16>            8,500        305,469
      Computer Management Sciences, Inc.*<F16>           7,400        175,750
      Compuware Corporation*<F16>                        7,000        357,875
      Information Analysis Incorporated*<F16>            1,500         21,188
      Information Management Resources, Inc.*<F16>       4,500        152,156
      Keane, Inc.*1<F16><F17>                           11,400        638,400
      MAPICS, Inc.*<F16>                                11,000        216,562
      Mastech Corporation*1<F16><F17>                   17,500        492,188
      Mercury Interactive Corporation*<F16>             11,200        499,800
      Micro Focus Group PLC - ADR*<F16>                  8,000        269,000
      Platinum Technology, Inc.*<F16>                   10,500        299,906
      SEEC Inc.*<F16>                                    3,400         36,975
      Safeguard Scientifics, Inc.*<F16>                  5,500        229,281
      Sapient Corporation*<F16>                          6,500        342,875
      SunGard Data Systems Inc.*<F16>                    6,000        230,250
      Systems & Computer Technology Corporation*<F16>   19,000        513,000
      UBICS, Inc.*<F16>                                 10,000        137,500
      Whittman-Hart, Inc.*<F16>                          7,000        338,625
      Zitel Corporation*<F16>                            7,500         31,875
                                                                 ------------
                                                                    6,348,800
                                                                 ------------
      MEDICAL & HEALTH SERVICES -- 2.5%
      Medical Manager Corporation*<F16>                 10,000        276,250
                                                                 ------------
      TELECOMMUNICATION SERVICES -- 1.1%
      Metrocall, Inc.*<F16>                             20,000        121,250
                                                                 ------------
      TOTAL SERVICES                                                8,476,587
                                                                 ------------
      TOTAL COMMON STOCKS (COST $9,078,747)                        10,402,462
                                                                 ------------
                                                       CONTRACTS
                                                      (100 shares
                                                     per contract)
                                                      -----------
PUT OPTIONS PURCHASED -- 0.3%
      Zoltek Companies, Inc., Expiration July 1998,
      Exercise Price $30.00 (Cost $8,302)                   30         30,000
                                                                 ------------
MONEY MARKET MUTUAL FUNDS -- 5.5%
      Firstar Institutional Money Market Fund
      (Cost $605,613)                                  605,613        605,613
                                                                 ------------
      TOTAL INVESTMENTS (COST $9,692,662) -- 100.6%                11,038,075
                                                                 ------------
SECURITIES SOLD SHORT -- (1.6%)
      Accelr8 Technology Corporation*<F16>              10,000       (122,500)
      Unisource Worldwide, Inc.                          5,000        (54,062)
                                                                 ------------
      TOTAL SECURITIES SOLD SHORT (PROCEEDS $205,774)                (176,562)
                                                                 ------------
RECEIVABLES FROM BROKERS FOR SECURITIES SOLD SHORT -- 1.8%            196,142
                                                                 ------------
OTHER LIABILITIES AND ASSETS, NET -- (0.8%)                           (84,219)
                                                                 ------------
NET ASSETS -- 100.0%                                            $  10,973,436
                                                                 ------------
                                                                 ------------
*<F16>    Non-income producing security.

1<F17>    All or a portion of the securities have been committed as collateral for open short positions.

See accompanying Notes to Financial Statements

THE HOMESTATE GROUP
-------------------

STATEMENTS OF ASSETS AND LIABILITIES                             JUNE 30, 1998

                                                            PENNSYLVANIA           SELECT OPPORTUNITIES             YEAR 2000
                                                             GROWTH FUND                   FUND                       FUND
                                                          -----------------       ---------------------             ---------
ASSETS
Investments in securities at market value (identified
  cost $97,700,163, $13,952,392, and $9,692,662,
  respectively) (Note 2)                                       $ 135,803,822            $ 16,775,007             $ 11,038,075
Cash                                                                     --                  259,842                   95,952
Deposits with brokers for securities sold short                          --                  452,604                  196,142
Receivables for:
  Dividends and interest                                            122,967                   11,705                    5,879
  Investment securities sold                                        423,544                  678,977                       --
  Capital shares sold                                                90,474                   32,168                  174,659
Other assets                                                          9,271                    8,377                   11,986
                                                               ------------             ------------             ------------
  Total assets                                                  136,450,078               18,218,680               11,522,693
                                                               ------------             ------------             ------------
LIABILITIES
Securities sold short at market value (proceeds
  $386,612 and $205,774, respectively) (Note 2)                          --                  415,937                  176,562
Payables for:
  Investment securities purchased                                   481,712                       --                   75,750
  Capital shares repurchased                                        163,411                  265,778                  205,660
  Payable to Adviser                                                 78,145                    9,851                    2,888
Accrued expenses and other liabilities                              289,907                  101,195                   88,397
                                                               ------------             ------------             ------------
  Total liabilities                                               1,013,175                  792,761                  549,257
                                                               ------------             ------------             ------------
NET ASSETS                                                     $135,436,903             $ 17,425,919             $ 10,973,436
                                                               ------------             ------------             ------------
                                                               ------------             ------------             ------------
NET ASSETS CONSIST OF:
Shares of beneficial interest                                  $ 96,093,571             $ 16,183,461             $ 10,040,514
Accumulated net realized gain (loss) on investments               1,239,673               (1,550,832)                (441,703)
Net unrealized appreciation on investments                       38,103,659                2,822,615                1,345,413
Net unrealized appreciation (depreciation) on securities
  sold short                                                             --                  (29,325)                  29,212
                                                               ------------             ------------             ------------
  Net assets                                                   $ 135,436,903            $ 17,425,919             $ 10,973,436
                                                               ------------             ------------             ------------
                                                               ------------             ------------             ------------
NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE
  ($135,436,903/10,393,692 issued and outstanding
  shares, no par value; $17,425,919/1,298,587 issued
  and outstanding shares, no par value; and
  $10,973,436/907,965 issued and outstanding shares,
  no par value, respectively)                                        $13.03                   $13.42                   $12.09
                                                               ------------             ------------             ------------
                                                               ------------             ------------             ------------
Maximum offering price per share
  (100/95.25 of $13.03, 100/95.25 of $13.42, and
  100/97.10 of $12.09, respectively)                                 $13.68                   $14.09                   $12.45
                                                               ------------             ------------             ------------
                                                               ------------             ------------             ------------

See accompanying Notes to Financial Statements

THE HOMESTATE GROUP
------------------

STATEMENTS OF OPERATIONS FOR THE FISCAL YEAR ENDED JUNE 30, 1998

                                                            PENNSYLVANIA           SELECT OPPORTUNITIES             YEAR 2000
                                                             GROWTH FUND                   FUND                    FUND*<F18>
                                                          -----------------       ---------------------             ---------
INVESTMENT INCOME
  Dividends                                                     $ 1,021,720             $     43,220             $      3,747
  Interest                                                          187,193                   47,835                   24,139
                                                               ------------             ------------             ------------
  Total investment income                                         1,208,913                   91,055                   27,886
                                                               ------------             ------------             ------------
EXPENSES
  Investment Advisory fees                                          869,718                  146,960                   37,072
  12b-1 fees                                                        405,868                   51,429                   25,910
  Shareholder servicing and accounting                              189,439                   86,370                   44,794
  Professional fees                                                  35,838                   24,376                   20,437
  Directors' fees and expenses                                       12,088                    7,355                    8,771
  Administration fees                                               107,288                   23,183                   17,627
  Reports to shareholders                                            32,245                    8,977                   18,745
  Federal and state registration fees                                23,122                   12,214                   14,018
  Custody fees                                                       34,638                   14,982                    5,690
  Other                                                              19,108                    5,194                    2,920
                                                               ------------             ------------             ------------
  Total expenses before fee waivers                               1,729,352                  381,040                  195,984
  Advisory fee waived                                                    --                  (36,124)                 (88,477)
                                                               ------------             ------------             ------------
  Total operating expenses before dividends
    on short positions                                            1,729,352                  344,916                  107,507
  Dividends on short positions                                           --                    3,150                    1,000
                                                               ------------             ------------             ------------
  Total expenses                                                  1,729,352                  348,066                  108,507
                                                               ------------             ------------             ------------
NET INVESTMENT LOSS                                                (520,439)                (257,011)                 (80,621)
                                                               ------------             ------------             ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain (loss) on:
    Long transactions                                             6,549,655                 (947,726)                (487,353)
    Short transactions                                                   --                  (43,734)                 (48,650)
    Option contracts expired or closed                                   --                   76,123                   94,300
  Change in unrealized appreciation (depreciation) on:
    Investments                                                  17,298,591                2,218,095                1,345,413
    Short positions                                                      --                  (31,446)                  29,212
                                                               ------------             ------------             ------------
  Net realized and unrealized gain on investments                23,848,246                1,271,312                  932,922
                                                               ------------             ------------             ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                    $ 23,327,807             $  1,014,301             $    852,301
                                                               ------------             ------------             ------------
                                                               ------------             ------------             ------------

*<F18>    For the period October 31, 1997 (commencement of operations) through June 30, 1998.

See accompanying Notes to Financial Statements

THE HOMESTATE GROUP
--------------------

STATEMENTS OF CHANGES IN NET ASSETS                              JUNE 30, 1998

                                                                PENNSYLVANIA       SELECT OPPORTUNITIES             YEAR 2000
FOR THE FISCAL YEAR ENDED JUNE 30, 1998                          GROWTH FUND               FUND                     FUND**<F20>
                                                                 -----------        -------------------             --------
OPERATIONS
  Net investment loss                                          $   (520,439)           $    (257,011)              $  (80,621)
  Net realized gain (loss):
     Long transactions                                            6,549,655                 (947,726)                (487,353)
     Short transactions                                                  --                  (43,734)                 (48,650)
     Option contracts expired or closed                                  --                   76,123                   94,300
  Change in unrealized appreciation (depreciation) on:
     Investments                                                 17,298,591                2,218,095                1,345,413
     Short positions                                                     --                  (31,446)                  29,212
                                                               ------------             ------------             ------------
  NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      23,327,807                1,014,301                  852,301
                                                               ------------             ------------             ------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gain from investment transactions                 (3,611,930)                (576,757)                      --
CAPITAL SHARE TRANSACTIONS (NOTE 3)
  Net increase in net assets resulting from
  capital share transactions                                     26,144,053               11,360,600               10,121,135
                                                               ------------             ------------             ------------
TOTAL INCREASE IN NET ASSETS                                     45,859,930               11,798,144               10,973,436
NET ASSETS:
  Beginning of period                                            89,576,973                5,627,775                       --
                                                               ------------             ------------             ------------
  End of period                                                $135,436,903             $ 17,425,919             $ 10,973,436
                                                               ------------             ------------             ------------
                                                               ------------             ------------             ------------

                                                                PENNSYLVANIA       SELECT OPPORTUNITIES
FOR THE FISCAL YEAR ENDED JUNE 30, 1997                          GROWTH FUND            FUND*<F19>
                                                              ----------------      -------------------
OPERATIONS
  Net investment loss                                          $   (273,934)            $    (12,334)
  Net realized gain (loss):
    Long transactions                                            (1,094,445)                  48,541
    Short transactions                                                   --                   12,015
  Change in unrealized appreciation (depreciation) on:
    Investments                                                   9,793,385                  604,520
    Short positions                                                      --                    2,121
                                                               ------------             ------------
    NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                     8,425,006                  654,863
                                                               ------------             ------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gain from investment transactions                 (3,944,375)                      --
                                                               ------------             ------------
CAPITAL SHARE TRANSACTIONS (NOTE 3)
  Net increase in net assets resulting from
   capital share transactions                                    29,268,289                4,972,912
                                                               ------------             ------------
TOTAL INCREASE IN NET ASSETS                                     33,748,920                5,627,775
NET ASSETS:
  Beginning of period                                            55,828,053                       --
                                                               ------------             ------------
  End of period                                                $ 89,576,973             $  5,627,775
                                                               ------------             ------------
                                                               ------------             ------------

*<F19>    For the period February 18, 1997 (commencement of operations) through
June 30, 1997.

**<F20>   For the period October 31, 1997 (commencement of operations) through
June 30, 1998.

See accompanying Notes to Financial Statements

THE HOMESTATE GROUP
-------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
PENNSYLVANIA GROWTH FUND**<F22>

                                                                                   PERIODS ENDED
                                                       ----------------------------------------------------------------------
                                                      6/30/98        6/30/97        6/30/96         6/30/95            6/30/94
                                                      ------         ------         ------          ------             ------
Net asset value at beginning of period                $10.78         $10.63        $  7.84        $  6.19             $  5.49
                                                      ------         ------         ------         ------              ------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------
Net investment income                                  (0.05)1<F23>   (0.03)         (0.03)         (0.01)              (0.02)
Net realized and unrealized gain on investments         2.70           0.89           3.09           1.77                0.77
                                                      ------         ------         ------         ------              ------
    Total from investment operations                    2.65           0.86           3.05           1.76                0.75
                                                      ------         ------         ------         ------              ------
LESS DISTRIBUTIONS
-------------------
Dividends from net investment income                      --           0.00           0.00          (0.00)              (0.01)
Distributions from net realized gains                  (0.40)         (0.71)         (0.26)         (0.11)              (0.04)
                                                      ------         ------         ------         ------              ------
    Total distributions                                (0.40)         (0.71)         (0.26)         (0.11)              (0.05)
                                                      ------         ------         ------         ------              ------
Net asset value at end of period                      $13.03         $10.78         $10.63         $ 7.84              $ 6.19
                                                      ------         ------         ------         ------              ------
                                                      ------         ------         ------         ------              ------
Total return*<F21>                                    25.04%          9.56%         39.94%         28.96%              13.75%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)            $135,437        $89,577        $55,828        $20,388              $9,892
Ratio of expenses to average net assets before
   reimbursement by Adviser                            1.49%          1.77%          1.85%          2.00%               2.67%
Ratio of expenses to average net assets after
   reimbursement by Adviser                              na2<F24>       na2<F24>       na2<F24>     1.91%               2.23%
Ratio of net investment loss to average net
  assets before reimbursement by Adviser              (0.45)%        (0.39)%        (0.58)%        (0.20)%             (0.76)%
Ratio of net investment loss to average
   net assets after reimbursement by Adviser             na2<F24>       na2<F24>       na2<F24>    (0.10)%             (0.32)%
Portfolio turnover rate                                  51%            50%            66%            51%                 51%

*<F21>    Total return does not reflect 4.75% maximum sales charge.

**<F22>   The per share data reflects 2 for 1 stock split which occurred December 29, 1997.

1<F23>    Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

2<F24>    Not applicable: no reimbursements were made by the Adviser.


See accompanying Notes to Financial Statements

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
SELECT OPPORTUNITIES FUND

                                                                                      PERIODS ENDED
                                                                             ----------------------------
                                                                              6/30/98             6/30/97+<F25>
                                                                             --------            --------
Net asset value at beginning of period                                         $11.70              $10.00
                                                                             --------            --------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss                                                             (0.20)1<F29>        (0.03)
Net realized and unrealized gain on investments                                  2.46                1.73
                                                                             --------            --------
   Total from investment operations                                              2.26                1.70
                                                                             --------            --------
LESS DISTRIBUTIONS
-------------------
Distributions from net realized gains                                           (0.54)                 --
                                                                             --------            --------
Net asset value at end of period                                               $13.42              $11.70
                                                                             --------            --------
                                                                             --------            --------
Total return**<F27>                                                            19.56%               17.00%***<F28>
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                                      $17,426              $5,628
Ratio of operating expenses to average net assets before reimbursement
   by Adviser and waivers                                                       2.59%               8.10%*<F26>
Ratio of operating expenses to average net assets after reimbursement
   by Adviser and waivers2<F30>                                                 2.35%               2.35%*<F26>
Ratio of dividends on short positions to average net assets                     0.02%                  --
Ratio of net investment loss to average net assets before reimbursement
   by Adviser and waivers                                                      (1.99)%             (6.85)%*<F26>
Ratio of net investment loss to average net assets after reimbursement
   by Adviser and waivers                                                      (1.75)%             (1.10)%*<F26>
Portfolio turnover rate                                                          115%                 59%

+<F25>    From commencement of operations: February 18, 1997.

*<F26>    Annualized.

**<F27>   Total return does not reflect 4.75% maximum sales charge.

***<F28>  Not annualized.

1<F29>    Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

2<F30>    The operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the periods ended June 30, 1998 and June 30, 1997 were 2.37% and 2.35%, respectively.

See accompanying Notes to Financial Statements

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
YEAR 2000 FUND

                                                                FOR THE
                                                              PERIOD ENDED
                                                          JUNE 30, 1998+<F31>
                                                            ---------------
Net asset value at beginning of period                          $10.00
                                                               -------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------
Net investment loss1<F35>                                        (0.16)
Net realized and unrealized gain on investments                   2.25
                                                               -------
   Total from investment operations                               2.09
                                                               -------
Net asset value at end of period                                $12.09
                                                               -------
                                                               -------
Total return**<F33>                                            20.90%***<F34>

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                       $10,973
Ratio of operating expenses to average net
   assets before reimbursements by Adviser and waivers           5.29%*<F32>
Ratio of operating expenses to average net
   assets after reimbursements by Adviser and waivers2<F36>     2.90%*<F32>
Ratio of dividends on short positions to average net assets     0.03%*<F32>
Ratio of net investment loss to average net asset
   before reimbursement by  Adviser and waivers                (4.56)%*<F32>
Ratio of  net investment loss to average net
   assets after reimbursement by Adviser and waivers           (2.17)%*<F32>
Portfolio turnover rate                                            44%

+<F31> From commencement of operations: October 31, 1997.

*<F32> Annualized.

**<F33>Total return does not reflect 2.90% maximum sales charge.

***<F34>       Not annualized.

1<F35> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

2<F36> The operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the period ended June 30, 1998 was 2.93%.

See accompanying Notes to Financial Statements

THE HOMESTATE GROUP
NOTES TO FINANCIAL STATEMENTS                                    JUNE 30, 1998

NOTE 1 -- DESCRIPTION OF FUNDS

  The HomeState Group (the "Trust"), an open-end management company, was established as a Pennsylvania common law trust on August 26, 1992, and is registered under the Investment Company Act of 1940, as amended. The Trust has established three series: the HomeState Pennsylvania Growth Fund, the HomeState Select Opportunities Fund and the HomeState Year 2000 ("Y2K") Fund (each a "Fund" and collectively, the "Funds"). The investment objectives of the HomeState Funds are set forth below.

  The HomeState Pennsylvania Growth Fund commenced operations on October 1, 1992. The investment objective of the Fund is long-term growth of capital through investments primarily in the common stock of companies with headquarters or significant operations in the Commonwealth of Pennsylvania. To pursue its objective, the Fund will invest at least 65% of its total assets in such companies. Consequently, the Fund may be subject to risk from economic changes and political developments occurring within Pennsylvania.

  The HomeState Select Opportunities Fund commenced operations on February 18, 1997. The investment objective of the Fund is long-term appreciation of capital through investments in a nondiversified portfolio of U.S. securities, without regard to any further issuer location limitations. The Fund will typically invest in the common stock of no more than fifty U.S. companies.
  It will usually emphasize companies having a market capitalization of less than $1 billion. To pursue its objective, the Fund will invest at least 65% of its total assets in such companies.

  The Y2K Fund commenced operations on October 31, 1997. The investment objective of the Fund is long-term growth of capital by investing in equity securities of public companies which have stated, or been reported as possessing, an intention of developing or supporting marketable solutions to problems stemming from the susceptibility of various business and other computer application programs or systems to fail, or to produce inappropriate results, regarding data, calculations or other processing involving dates subsequent to December 31, 1999. To pursue its objective, the Fund will invest at least 65% of its total assets in such companies.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies, in conformity with generally accepted accounting principles, which were consistently followed by each Fund in the preparation of their financial statements.

  SECURITY VALUATION -- Investment securities traded on a national securities exchange are valued at the last reported sales price at 4:00 p.m. Eastern time, unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing asked price and the closing bid price. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing asked price and the closing bid price is used. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates market value. Where market quotations are not readily available, securities are valued using methods which the Board of Trustees believe in good faith accurately reflects their fair value.

  INCOME RECOGNITION -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

  SECURITIES TRANSACTIONS -- Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined using the first in first out (FIFO) cost method.

  DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records distributions to shareholders on the ex-dividend date. Net gains realized from securities transactions, if any, will normally be distributed to shareholders in July and December. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

  FEDERAL INCOME TAXES -- The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of its taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

  USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  CALL AND PUT OPTIONS -- The HomeState Select Opportunities Fund and the Y2K Fund may write and/or purchase exchange-traded call options and purchase exchange-traded put options on securities in the Fund. When the Funds write a call option, an amount equal to the premium received is reflected as a liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. If an option which the Funds have written either expires on its stipulated expiration date, or if the Funds enter into a closing purchase transaction, the Funds realize a gain (or loss if the cost of the closing transaction exceeds the premium received when the option is sold), and the liability related to such option is extinguished. If a call option which the Funds have written is exercised, the Funds realize a gain or loss from the sale of the underlying security, and the proceeds of which are increased by the premium originally received. The Funds did not write any call options for the periods ended June 30, 1998.

  The premium paid by the Funds for the purchase of a put option is recorded as an investment and subsequently marked to market to reflect the current market value of the option purchased. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds realize a loss in the amount of the cost of the option. If the Funds exercise a put option, they realize a gain or loss from the sale of the underlying security, the proceeds of which are decreased by the premium originally paid. The Funds limit the aggregate value of puts and call options to 25% of each Fund's net assets.
  At June 30, 1998, the HomeState Select Opportunities Fund and the Y2K Fund had 0.4% and 0.3% of their net assets in put options, respectively.

  SHORT SALES -- The HomeState Select Opportunities Fund and the Y2K Fund may sell securities short. Short sales are transactions in which the Funds sell a security they do not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Funds must borrow the security to deliver to the buyer upon the short sales; the Funds then are obligated to replace the security borrowed by purchasing it in the open market at some later date. The Funds will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Funds maintain the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of its short positions. The Funds limit the value of short positions to 25% of each Fund's net assets.
  At June 30, 1998, the HomeState Select Opportunities Fund and the Y2KFund had 2.4% and 1.6% of their net assets in short positions, respectively.

NOTE 3 -- CAPITAL STOCK

  At June 30, 1998, each Fund had an authorized unlimited number of shares of beneficial interest with no par value.

  The following table summarizes the capital share transactions of each Fund:

  PENNSYLVANIA GROWTH FUND*<F37>

                           FOR THE YEAR                 FOR THE YEAR
                       ENDED JUNE 30, 1998           ENDED JUNE 30, 1997
                    --------------------------   --------------------------
                     Shares        Amount           Shares        Amount
                     ---------   ------------      ---------   ------------
  Sales              2,479,310   $ 31,272,950      3,406,244    $33,155,509
  Reinvested
    distributions      289,625      3,434,230        410,366      3,636,915
  Redemptions         (687,419)    (8,563,127)      (758,774)    (7,524,135)
                     ---------   ------------      ---------   ------------
  Net increase       2,081,516   $ 26,144,053      3,057,836    $29,268,289
                     ---------   ------------      ---------   ------------
                     ---------   ------------      ---------   ------------
  SHARES OUTSTANDING:
  Beginning of
    period           8,312,176                     5,254,340
                     ---------                     ---------
  End of period     10,393,692                     8,312,176
                     ---------                     ---------
                     ---------                     ---------

  *<F37> Capital share transactions restated to reflect the 2 for 1 stock split which occurred on December 29, 1997.

  SELECT OPPORTUNITIES FUND
                                               FOR THE PERIOD FEBRUARY 18, 1997
                         FOR THE YEAR            (COMMENCEMENT OF OPERATIONS)
                      ENDED JUNE 30, 1998            THROUGH JUNE 30, 1997
                     ------------------------      -----------------------
                       SHARES       AMOUNT          SHARES        AMOUNT
                     ---------   ------------      ---------   ------------
  Sales              1,049,028   $ 14,439,121        488,935    $ 5,056,927
  Reinvested
    distributions       40,961        526,023             --             --
  Redemptions         (272,369)    (3,604,544)        (7,968)       (84,015)
                     ---------   ------------      ---------   ------------
  Net increase         817,620   $ 11,360,600        480,967    $ 4,972,912
                     ---------   ------------      ---------   ------------
                     ---------   ------------      ---------   ------------
  SHARES OUTSTANDING:
  Beginning
    of period          480,967                            --
                     ---------                     ---------
  End of period      1,298,587                       480,967
                     ---------                     ---------
                     ---------                     ---------

  Y2K FUND
                 FOR THE PERIOD OCTOBER 31, 1997
                   (COMMENCEMENT OF OPERATIONS)
                      THROUGH JUNE 30, 1998
                    -------------------------
                       SHARES        AMOUNT
                     ---------   ------------
  Sales                986,236   $ 11,013,893
  Redemptions          (78,271)      (892,758)
                     ---------   ------------
  Net increase         907,965   $ 10,121,135
                     ---------   ------------
                     ---------   ------------

NOTE 4 -- INVESTMENT TRANSACTIONS

  During the periods ended June 30, 1998, purchases and sales of investment securities (excluding securities sold short and short-term investments) were as follows:


                   PENNSYLVANIA           SELECT            YEAR 2000
                   GROWTH FUND      OPPORTUNITIES FUND         FUND
                  --------------   -------------------    -------------
  Purchases        $74,878,840         $25,365,371         $11,678,279
  Sales            $57,257,579         $15,432,618         $ 2,128,078

  The following balances for the Funds are as of June 30, 1998:

                                   COST FOR             NET TAX         TAX BASIS GROSS       TAX BASIS GROSS
                                FEDERAL INCOME         UNREALIZED          UNREALIZED           UNREALIZED
                                 TAX PURPOSES         APPRECIATION        APPRECIATION         DEPRECIATION
                               ---------------       --------------      --------------       ---------------
  Pennsylvania Growth Fund        $97,700,163         $38,103,659         $42,465,117          $4,361,458
  Select Opportunities Fund        13,956,465           2,818,542           3,657,411             838,869
  Year 2000 Fund                    9,753,179           1,284,896           1,692,086             407,190

  The Select Opportunities and Year 2000 Funds realized, on a tax basis, post-October losses of $1,546,759 and $381,186, respectively, which are not recognized for tax purposes until the first day of the following fiscal year.

NOTE 5 -- REQUIRED INCOME TAX DISCLOSURES

  In early 1998, shareholders received information regarding all distributions paid to them by the Funds during the fiscal year ended June 30, 1998. The Funds hereby designate the following amounts as long-term capital gains distributions.

                                  PENNSYLVANIA         SELECT         YEAR 2000
                                   GROWTH FUND   OPPORTUNITIES FUND      FUND
                                 --------------  -------------------   -------
  Capital Gains Taxed at 20%       $2,133,611         $      --       $      --
  Capital Gains Taxed at 28%        1,498,319                --              --
                                  -----------         ---------        --------
  Total Long-term Capital Gains    $3,611,930                --              --
                                  -----------         ---------        --------
                                  -----------         ---------        --------

NOTE 6 -- EXPENSES AND TRANSACTIONS WITH AFFILIATED PARTIES

  Emerald Advisers, Inc. serves as the investment adviser (the "Adviser") to the Funds for which it receives investment advisory fees from each Fund. The fee for the HomeState Pennsylvania Growth Fund is based on average daily net assets at the annual rate of 0.75% on assets up to and including $250 million, 0.65% for assets in excess of $250 million up to and including $500 million, 0.55% for assets in excess of $500 million up to and including $750 million, and 0.45% for assets in excess of $750 million. The fee for the HomeState Select Opportunities Fund is based on average daily net assets at the annual rate of 1.00% on assets up to and including $100 million and 0.90% for assets in excess of $100 million. The fee for the Y2K Fund is based on average daily net assets at the annual rate of 1.0% on assets up to and including $100 million, 0.90% for assets in excess of $100 million. Under the terms of the investment advisory agreement which expires on December 31, 1998, Emerald Advisers, Inc. may also voluntarily reimburse the Funds for certain expenses. Through June 30, 1998, the Adviser has voluntarily agreed to waive its advisory fee and/or reimburse other expenses for the HomeState Select Opportunities Fund and the Y2K Fund to the extent that the Fund's total operating expenses exceeds 2.35% and 2.90% of the average daily net assets of the Funds, respectively.

  The following table summarizes the advisory fees and expense waivers/reimbursements for the period ended June 30, 1998.

                                     GROSS        ADVISORY FEE    REIMBURSEMENT
                                    ADVISORY         WAIVED        FROM ADVISER
                                  -----------     ------------     -----------
  Pennsylvania Growth Fund           $869,718       $     --        $     --
  Select Opportunities Fund           146,960         36,124              --
  Year 2000 Fund                       37,072         37,072          51,405

NOTE 7 -- OTHER AGREEMENTS

  Rodney Square Distributors, Inc. ("RSD"), a wholly owned subsidiary of Wilmington Trust Company, was the sole distributor of the Trust shares pursuant to a Distribution Agreement with each Fund through May 28, 1998 and Rafferty Capital Markets, Inc. ("RCM") from May 29, 1998 through June 30, 1998. Each Fund has adopted a distribution services plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940. The Plan allows each Fund to reimburse RSD and RCM for a portion of the costs incurred in distributing each Fund's shares, including amounts paid to brokers or dealers, at an annual rate not to exceed 0.35% of the HomeState Pennsylvania Growth and Select Opportunities Fund's average daily net assets and not to exceed 0.70% of the Y2K Fund. During the period ending June 30, 1998, the HomeState Pennsylvania Growth Fund, Select Opportunities Fund and Y2K Fund incurred expenses of $405,868, $51,429 and $25,910, respectively, pursuant to the Plan.

  Rodney Square Management Corporation, a wholly owned subsidiary of Wilmington Trust Company, served as administrator and accounting services agent from July 1, 1997 through February 13, 1998 and transfer agent from July 1, 1997 through March 15, 1998. Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, served as administrator, accounting services agent and custodian from February 14, 1998 through June 30, 1998 and transfer agent from March 16, 1998 through June 30, 1998.

  The Funds' Declaration of Trust provides that each Trustee affiliated with the Funds' Adviser shall serve without compensation and each Trustee who is not so affiliated shall receive fees from each Fund and expense reimbursements for each Trustees meeting attended. A member of the Fund's Board of Trustees who is not affiliated with the Adviser is employed as a practicing attorney and is a partner in the law firm of Duane, Morris & Heckscher, the Fund's legal counsel. Legal fees aggregating $9,921, $8,661 and $10,086 were incurred by the HomeState Pennsylvania Growth Fund, the HomeState Select Opportunities Fund, and the Year 2000 Fund, respectively, to Duane, Morris & Heckscher during the year ending June 30, 1998.

NOTE 8 -- SUBSEQUENT EVENTS

  A special meeting of shareholders of the Select Opportunities Fund will be held on August 31, 1998. The purpose of the meeting will be to approve changes to the investment objective, name and fundamental investment restrictions of the the Fund. The Board has proposed changing the investment objective to long-term growth of capital through investments primarily in the common stock of companies principally engaged in the banking and financial services industries. The proposed name change is The HomeState Select Banking and Finance Fund. The Board proposes to change the fundamental restrictions on portfolio diversification so that the Fund may not invest more than 5% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the United States government). The Board also proposes to change the fundamental restriction on concentration so that the Fund may not invest more than 25% of total assets in any one industry, except that the Fund shall, under normal conditions, invest not less than 25% of its total assets in securities of companies principally engaged in the banking industry and not less than 25% of its total assets in securities of companies principally engaged in the financial services industry.

THE HOMESTATE GROUP
--------------------

REPORT OF INDEPENDENT ACCOUNTANTS

August 21, 1998


To the Board of Trustees and Shareholders of The HomeState Group

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the HomeState Pennsylvania Growth Fund, the HomeState Select Opportunities Fund and the Year 2000 ("Y2K") Funds (constituting The HomeState Group, hereafter referred to as the "Funds") at June 30, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

/S/ PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin

                              THE HOME STATE GROUP
                              --------------------


                               INVESTMENT ADVISER
                             ---------------------
                             EMERALD ADVISERS, INC.
                                 LANCASTER, PA

                                  DISTRIBUTOR
                                  ------------
                         RAFFERTY CAPITAL MARKETS, INC.
                                  HARRISON, NY

                               ADMINISTRATOR AND
                                 TRANSFER AGENT
                               ------------------
                             FIRSTAR TRUST COMPANY
                                 MILWAUKEE, WI

                                   CUSTODIAN
                                  -----------
                             FIRSTAR TRUST COMPANY
                                 MILWAUKEE, WI

                            INDEPENDENT ACCOUNTANTS
                             ---------------------
                           PRICEWATERHOUSECOOPERS LLP
                                 MILWAUKEE, WI

                                 LEGAL COUNSEL
                                 -------------
                           DUANE, MORRIS & HECKSCHER
                                 HARRISBURG, PA

                               BOARD OF TRUSTEES
                                ----------------
                                 BRUCE E. BOWEN
                            KENNETH G. MERTZ II, CFA
                             SCOTT C. PENWELL, ESQ.
                                 SCOTT L. REHR
                                H.J. ZOFFER, PHD

                                FUND MANAGEMENT
                                ----------------
                             EMERALD ADVISERS, INC.
                             1857 WILLIAM PENN WAY
                                 P.O. BOX 10666
                              LANCASTER, PA 17605

                              SHAREHOLDER SERVICES
                              --------------------
                             FIRSTAR TRUST COMPANY
                                  P.O. BOX 701
                            MILWAUKEE, WI 53210-0701

                               TELEPHONE NUMBERS
                               ------------------
                THE FUND                       (800) 232-0224
                MARKETING / BROKER SERVICES   (800) 232-OK-PA
                SHAREHOLDER SERVICES           (800) 232-0224

                          24 HOUR PRICING INFORMATION
                           -------------------------
                                 1-800-232-0224

   This report is for the general information of Fund shareholders. For more detailed information about the Fund, please consult a copy of the Fund's current prospectus. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a copy of the current prospectus.

08/98